Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Michael Russell, 419.627.2233

https://investors.sixflags.com	Media Contact: Gary Rhodes, 704.249.6119

SIX FLAGS ENTERTAINMENT APPOINTS RICHARD HADDRILL

AS EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

CHARLOTTE, N.C. (Mar. 25, 2026) – Six Flags Entertainment Corporation (NYSE: FUN) (“Six Flags” or the “Company”), North America’s largest regional amusement park operator, today announced the appointment of Richard “Dick” Haddrill as Executive Chairman of the Six Flags Board of Directors, effective immediately. With Mr. Haddrill’s appointment, Marilyn Spiegel will serve as Lead Independent Director.

Over the last several months, Six Flags has taken decisive actions to improve performance, including appointing John Reilly as CEO in December 2025, accelerating the Company’s portfolio optimization and improving its capital structure. Haddrill’s appointment continues Six Flags’ efforts to refresh the composition of its Board and reinforce its commitment to ensuring the Board has the right mix of skills to oversee the Company’s successful evolution. With Haddrill’s appointment, Six Flags has added seven new directors to the Board since last summer.

Haddrill is a renowned public company executive with decades of experience in the entertainment and leisure industries. He previously served as Executive Vice Chairman of the Board of Scientific Games (now Light & Wonder), a leading provider of gaming and entertainment solutions and services. Before that, he served as Chief Executive Officer of Bally Technologies, where he led the company through significant growth and strategic transformation, culminating in its acquisition by Scientific Games. As Executive Chairman at Six Flags, Haddrill will focus on improving profitability while implementing strategic actions to drive long-term growth.

SIX FLAGS ENTERTAINMENT APPOINTS RICHARD HADDRILL AS EXECUTIVE CHAIRMAN

March 25, 2026

“Dick is a proven leader with a strong track record of delivering outsized returns for shareholders,” said Spiegel. “His strategic mindset, steady leadership, and decades of experience scaling and optimizing businesses will be invaluable as we continue to improve performance across the portfolio and enhance the guest experience. Dick’s appointment reflects the Board’s commitment to thoughtful refreshment to effectively oversee management’s efforts to unlock the full value of Six Flags’ world-class portfolio.”

“On behalf of the management team and associates, we welcome Dick to Six Flags,” said Reilly. “We look forward to working with him as we sharpen our focus on profitability and drive value creation for our guests and shareholders.”

“Six Flags is an incredible business, and I believe in the steps John Reilly and the management team are taking to strengthen execution and realize the full potential of the irreplaceable Six Flags portfolio,” said Haddrill. “I am excited to work closely with John, the rest of the Six Flags Board, and the management team to continue building on their progress.”

With Haddrill’s addition, the Board will temporarily expand to 11 members. As previously disclosed, Jennifer Mason will not stand for re-election when her term expires at the Company’s 2026 Annual Meeting of Stockholders, at which point the Board size will revert to 10 members.

About Richard Haddrill

Richard Haddrill is the Founder and CEO of The Groop, LLC, an investment and advisory company, and founder and Vice Chairman of Generator Partners, an alternative energy and home electrification company. He was previously Executive Vice Chairman of Scientific Games, where he oversaw the integration of Bally Technologies and the expansion and evolution of Scientific Games’ portfolio. Prior to that, he served as CEO of Bally Technologies, where he increased revenue from $550 million to $1.2 billion and the share price by 7x over the eight years prior to Bally’s acquisition by Scientific Games in 2014. He previously served as Chief Executive Officer of Manhattan Associates, Inc., where he increased the company’s revenues by 150% and its share price by 8x in a five-year span. Haddrill has served on numerous private and public company boards and, earlier in his career, was a Partner and Managing Partner at Ernst & Young, where he served as National Director of Entrepreneurial Services. He earned a BS in Business Administration from the University of Michigan.

SIX FLAGS ENTERTAINMENT APPOINTS RICHARD HADDRILL AS EXECUTIVE CHAIRMAN

March 25, 2026

About Six Flags Entertainment Corporation

Six Flags Entertainment Corporation (NYSE: FUN) is North America’s largest regional amusement-resort operator, with 26 amusement parks, 15 water parks and nine resort properties across 16 states in the U.S., Canada, and Mexico. The Company also manages an amusement park in Saudi Arabia. Focused on its purpose of making people happy, Six Flags provides fun, immersive and memorable experiences to millions of guests every year with world-class coasters, themed rides, thrilling water parks, resorts and a portfolio of beloved intellectual property such as Looney Tunes®, DC Comics® and PEANUTS®.

Forward-Looking Statements

Some of the statements contained in this news release that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to our expectations, beliefs, goals and strategies regarding the future. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “objective,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements may involve current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, or that our growth and operational strategies will achieve the target results. Important risks and uncertainties that may cause such a difference and could adversely affect attendance at our parks, our future financial performance, and/or our growth strategies, and could cause actual results to differ materially from our expectations or otherwise to fluctuate or decrease, include, but are not limited to: failure to realize the anticipated benefits of the merger, including difficulty in integrating the businesses of legacy Six Flags and legacy Cedar Fair; failure to realize the expected amount and timing of cost savings and operating synergies related to the merger; adverse weather conditions; general economic, political and market conditions, including global trade; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies;

SIX FLAGS ENTERTAINMENT APPOINTS RICHARD HADDRILL AS EXECUTIVE CHAIRMAN

March 25, 2026

competition for consumer leisure time and spending or other changes in consumer behavior or sentiment for discretionary spending; unanticipated construction delays or increases in construction or supply costs; changes in capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations; the impact of any potential shareholder activism; failure to attract, motivate and retain qualified domestic and international employees and key personnel; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting us; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; and other risks and uncertainties we discuss under the heading “Risk Factors” within our Annual Report on Form 10-K and in the other filings we make from time to time with the Securities and Exchange Commission. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this document and are based on information currently and reasonably known to us. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after publication of this news release.

This news release and prior releases are available under the News tab at https://investors.sixflags.com

# # #